Exhibit 21.1

Subsidiary	Jurisdiction
210-220 E. 22nd Street SSGA Owner, LLC	Delaware
49-51 avenue George V Holdings SAS	France
49-51 avenue George V SCI	France
Adlerwerke CB Investment LLC	Delaware
Administradora de Fondos de Pensiones Habitat, S.A.	Chile
Administradora de Inversiones Previsionales SpA	Chile
AREF Cayman Co Ltd.	Cayman Islands
AREF GP Ltd.	Cayman Islands
ARL Holdings, Inc.	Delaware
Asia Property Fund III GP S.a.r.l.	Luxembourg
ASPF II - Feeder Fund GmbH	Germany
ASPF II - Verwaltungs - GmbH & Co. KG	Germany
ASPF II Beteiligungs GmbH & Co. KG	Germany
ASPF II Management GmbH	Germany
ASPF III (Scots) L.P.	Scotland
Asset Disposition Trust, 1995-2	New Jersey
AST Investment Services, Inc.	Connecticut
Braeloch Holdings Inc.	Delaware
Braeloch Successor Corporation	Delaware
Broome Street Holdings, LLC	Delaware
BSC CP LP	Scotland
Campus Drive, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
CB German Retail LLC	Delaware
Chadwick Boulevard Investment Holdings Co., LLC	Delaware
CLIS Co., Ltd.	Japan
Coconino, LLC	Delaware
Colico II, Inc.	Delaware
COLICO, INC.	Delaware
Columbus Drive Partners, L.P.	Delaware
Commerce Street Holdings, LLC	Delaware
Commerce Street Investments LLC	Delaware
Coolidge, LLC	Delaware
Coral Reef GP	Cayman Islands
Coral Reef Unit Trust	Cayman Islands
Coral Reef, L.P.	Cayman Islands
Cottage Street Investments LLC	Delaware
Cottage Street Orbit Acquisition, LLC	Delaware
DHFL Pramerica Asset Managers Private Limited	India
DHFL PRAMERICA LIFE INSURANCE COMPANY LIMITED	India
DHFL Pramerica Trustees Private Limited	India
Don Cesar Investor LLC	Delaware
Dryden Finance II, LLC	Delaware
E. 22nd Street SSGA Venture, LLC	Delaware
Edison Place Senior Note LLC	Delaware

Exhibit 21.1

Essex, LLC	Delaware
European Value Partners GP S.a.r.l.	Luxembourg
EuroPRISA Management Company S.A.	Luxembourg
EuroPRISA Sub-fund A Feeder GP Limited	England & Wales
Everbright Pramerica Fund Management Co., Ltd.	China
Financial Assurance Japan, Inc.	Japan
Finsbury Circus Limited	Cayman Islands
Flor-Ag Corporation	Florida
GA 1600 Commons LLC	Delaware
GA Belden LLC	Delaware
GA Collins LLC	Delaware
GA East 86 Street LLC	Delaware
GA JHCII LLC	Delaware
GA Manor at Harbour Island, LLC	Delaware
GA Metro LLC	Delaware
GA Mission LLC	Delaware
GA W Paces LLC	Delaware
GAP Advisors (Cayman), Ltd.	Cayman Islands
GAP-P Holdings (Cayman), Ltd.	Cayman Islands
GAP-P LT Holdings (Cayman), Ltd.	Cayman Islands
Gateway CDE LLC	Delaware
Gateway Holdings II, LLC	Delaware
Gateway Holdings, LLC	Delaware
German Retail Income CP LP	Scotland
GIBRALTAR BSN HOLDINGS SDN BHD	Malaysia
Gibraltar BSN Life Berhad	Malaysia
Gibraltar International Service LLC	Delaware
Glenealy International Limited	British Virgin Islands
Global Portfolio Strategies, Inc.	Connecticut
GRA (Bermuda) Limited	Bermuda
Graham Resources, Inc.	Delaware
Graham Royalty, Ltd.	Louisiana
Greenlee, LLC	Delaware
Halsey Street Investments LLC	Delaware
Hirakata, LLC	Delaware
Impact Investments Bridges UK S.a.r.l	Luxembourg
Inversiones Previsionales Chile SpA	Chile
Inversiones Previsionales Dos SpA	Chile
Ironbound Fund LLC	Delaware
Jennison Associates LLC	Delaware
Kyarra S.a r.l.	Luxembourg
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Kyoei do Brasil Companhia de Seguros	Brazil
Lake Street Partners IV, L.P.	Delaware
Manor at Harbour Island, LLC	Delaware
Maricopa, LLC	Delaware

Exhibit 21.1

Market Street Holdings IV, LLC	Delaware
MC GA COLLINS HOLDINGS LLC	Delaware
MC GA COLLINS REALTY LLC	Delaware
MC Insurance Agency Services, LLC	California
Meguro Residence Godo Kaisha	Japan
Mulberry Street Holdings, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Mulberry Street Partners, LLC	Delaware
Mullin TBG Insurance Agency Services, LLC	Delaware
New Savanna	Cayman Islands
Oki-ni, LLC	Delaware
Orchard Street Acres Inc.	Delaware
PAI Lorida Groves, LLC	Delaware
PBI (UK) Limited	England
PCP V Cayman MF Holdco, L.P.	Cayman Islands
PG Business Service Co., Ltd	Japan
PG Collection Service Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
PGA Asian Retail Limited	Bermuda
PGA European Limited	Bermuda
PGIM (Australia) Pty Ltd	Australia
PGIM (Hong Kong) Ltd.	Hong Kong
PGIM (Scots) Limited	Scotland
PGIM (Singapore) Pte. Ltd.	Singapore
PGIM Financial Limited	England
PGIM Foreign Investments, Inc.	Delaware
PGIM Fund Management Limited	England
PGIM Holding Company LLC	Delaware
PGIM Investments, Inc.	Delaware
PGIM Korea Inc.	Korea, Republic of
PGIM Limited	England
PGIM Management Partner Limited	United Kingdom
PGIM Real Estate (Japan) Ltd.	Japan
PGIM Real Estate Brazil Investimentos Inmobiliarios Ltda.	Brazil
PGIM Real Estate CD S.a.r.l.	Luxembourg
PGIM Real Estate Co-Invest Holdings, LLC	Delaware
PGIM Real Estate France SAS	France
PGIM Real Estate Germany AG	Germany
PGIM Real Estate Luxembourg S.A.	Luxembourg
PGIM Real Estate Mexico S.C.	Mexico
PGIM Real Estate MVP Administradora IV, S. de R.L. de C.V.	Mexico
PGIM Real Estate MVP Inmuebles IV, S. de R.L. de C.V.	Mexico
PGIM Real Estate S. de R.L. de C.V.	Mexico
PGIM Warehouse, Inc.	Delaware
PGIM, Inc.	New Jersey
PGLH of Delaware, Inc.	Delaware

Exhibit 21.1

PGR Advisors I, Inc.	Delaware
PIC Realty Corporation	Delaware
PIFM Holdco, LLC	Delaware
PIM KF Blocker Holdings LLC	Delaware
PIM KF Blocker V Holdings LLC	Delaware
PIM USPF V Manager LLC	Delaware
PLA Administradora Industrial SRL	Mexico
PLA Administradora, LLC	Delaware
PLA Administradora, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
PLA Co-Investor LLC	Delaware
PLA Mexico Industrial Manager I LLC	Delaware
PLA Mexico Industrial Manager II LLC	Delaware
PLA Residential Fund III Aggregating Manager, LLC	Delaware
PLA Residential Fund III Limited Manager, LLC	Delaware
PLA Residential Fund III Manager, LLC	Delaware
PLA Residential Fund IV Aggregating Manager, LLC	Delaware
PLA Residential Fund IV Manager, LLC	Delaware
PLA Retail Fund I Blue, LP	Delaware
PLA Retail Fund I Manager, LLC	Delaware
PLA Retail Fund I Red, LP	Delaware
PLA Retail Fund I, LP	Delaware
PLA Retail Fund II Aggregating Manager, LLC	Delaware
PLA Retail Fund II Manager, LLC	Delaware
PLA Retail Fund II U.S. Carry/Co-Invest, LP	Delaware
PLA Retail Fund II, LLC	Delaware
PLA Retail Fund II, LP	Delaware
PLA Retail Fund Manager I Sub, LLC	Delaware
PLA Services Manager Mexico, LLC	Delaware
PLNJ Realty Investments, LLC	Delaware
PMCC Holding Company	New Jersey
PMCF Holdings, LLC	Delaware
PMCF Properties, LLC	Delaware
PP Prudential Properties, Inc.	Delaware
PPPF General Partner LLP	England & Wales
PR GA SCP Apartments, LLC	Delaware
Pramerica (GP2) Limited	United Kingdom
Pramerica (Hong Kong) Holdings Limited	Hong Kong
Pramerica (Luxembourg) CP GP S.a.r.l.	Luxembourg
Pramerica (Scots) CP GP LLP	Scotland
Pramerica Business Consulting (Shanghai) Company Limited	China
Pramerica Europrisa Feeder GP LLP	England & Wales
Pramerica EVP CP LP	Scotland
Pramerica Financial Asia Headquarters Pte. Ltd.	Singapore
Pramerica Financial Asia Limited	British Virgin Islands

Exhibit 21.1

Pramerica Fosun Life Insurance Co., Ltd.	China
Pramerica General Partner LLP	England & Wales
Pramerica Holdings Ltd	England & Wales
Pramerica Life S.p.A.	Italy
Pramerica Marketing S.r.l.	Italy
Pramerica of Bermuda Life Assurance Company, Ltd.	Bermuda
Pramerica Pan European Real Estate (Scots) LP	Scotland
Pramerica PRECAP I GP LLP	England & Wales
Pramerica PRECAP II GP LLP	England & Wales
Pramerica PRECAP III GP LLP	England & Wales
Pramerica PRECAP IV GP LLP	England & Wales
Pramerica Property Partners Fund (Scotland) Limited Partnership	Scotland
Pramerica Property Partners Fund LLC	Delaware
Pramerica Real Estate Capital I (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital I GP (Scotland) Limited	Scotland
Pramerica Real Estate Capital I GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital I GP Limited	England & Wales
Pramerica Real Estate Capital II (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital II GP Limited	England & Wales
Pramerica Real Estate Capital III (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital III GP Limited	England & Wales
Pramerica Real Estate Capital IV (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital IV GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital IV GP Limited	England & Wales
Pramerica Real Estate Capital V (Netherlands) GP LLP	England & Wales
Pramerica Real Estate Capital V (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital VI (Scots) Limited Partnership	Scotland
Pramerica Real Estate Investment Clubs (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Investment Clubs Limited Partnership	England & Wales
Pramerica Real Estate Investors (Portugal) LDA	Portugal
Pramerica Real Estate Investors Limited	England
Pramerica Systems Ireland Limited	Ireland
Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spólka Akcyjna	Poland
PRECO ACCOUNT III LLC	Delaware
PRECO Account IV LLC	Delaware
PRECO ACCOUNT PARTNERSHIP III, LP	Delaware
PRECO Account Partnership IV LP	Delaware
Preco III (Scotland) Limited Partnership	Scotland
PRECO III GP Limited LLC	Delaware
PRECO III GP LLP	England & Wales
Preco IV (Scotland) Limited Partnership	Scotland
PREFG Hanwha Manager, LLC	Delaware
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
PREI Acquisition LLC	Delaware
PREI Gayrimenkul Yatirim Ltd.	Germany

Exhibit 21.1

PREI HYDG, LLC	Delaware
PREI International, Inc.	Delaware
PREI Mezzanine Fund I LLC	Delaware
PREI Mezzanine Fund I LP	Delaware
PRIAC Property Acquisitions, LLC	Delaware
PRIAC Realty Investments, LLC	Delaware
PRICOA Capital Group Limited	England
PRICOA Management Partner Limited	England
Prince Albert Road Limited	Cayman Islands
PRISA Fund Manager LLC	Delaware
PRISA III Fund GP, LLC	Delaware
PRISA III Fund PIM, LLC	Delaware
Pru 101 Wood LLC	Delaware
PRU 3XSquare, LLC	Delaware
Pru Alpha Partners I, LLC	Delaware
Pru Fixed Income Emerging Markets Partners I LLC	Delaware
Pruco Assignment Corporation	Barbados
Pruco Life Insurance Company	Arizona
Pruco Life Insurance Company of New Jersey	New Jersey
Pruco Securities, LLC	New Jersey
PRUCO, LLC	New Jersey
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Affordable Mortgage Company, LLC	Delaware
Prudential Agricultural Property Holding Company, LLC	Delaware
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Holding Company, Inc.	Delaware
Prudential Annuities Information Services & Technology Corporation	Delaware
Prudential Annuities Life Assurance Corporation	Arizona
Prudential Annuities, Inc.	Delaware
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Arizona Reinsurance Term Company	Arizona
Prudential Arizona Reinsurance Universal Company	Arizona
Prudential Asset Resources, Inc.	Delaware
Prudential Bank & Trust, FSB	United States
Prudential Capital and Investment Services, LLC	Delaware
Prudential Capital Energy Opportunity Fund, L.P.	Delaware
Prudential Capital Energy Partners Management Fund, L.P.	Delaware
Prudential Capital Group, L.P.	Delaware
Prudential Capital Partners Management Fund IV, L.P.	Delaware
Prudential Capital Partners Management Fund V, L.P.	Delaware
Prudential Chile II SpA	Chile
Prudential Chile SpA	Chile
Prudential Commercial Property Holding Company, LLC	Delaware
Prudential Customer Solutions LLC	Delaware
Prudential do Brasil Seguros de Vida S.A.	Brazil
Prudential Equity Group, LLC	Delaware

Exhibit 21.1

Prudential Financial Securities Investment Trust Enterprise	Taiwan Province of China
Prudential Financial, Inc.	New Jersey
Prudential Fixed Income Global Liquidity Relative Value Partners, LLC	Delaware
Prudential Fixed Income U.S. Relative Value Partners, LLC	Delaware
Prudential Funding, LLC	New Jersey
Prudential General Services of Japan Y.K.	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Prudential Global Funding LLC	Delaware
Prudential Holdings of Japan, Inc.	Japan
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential Home Building Investors, Inc.	New Jersey
Prudential Huntoon Paige Associates, LLC	Delaware
Prudential HYDF Carry/Co-Invest, L.P.	Delaware
Prudential IBH Holdco, Inc.	Delaware
Prudential Impact Investments Mortgage Loans LLC	Delaware
Prudential Impact Investments Private Debt LLC	Delaware
Prudential Impact Investments Private Equity LLC	Delaware
Prudential Industrial Properties, LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential International Insurance Holdings, Ltd.	Delaware
Prudential International Insurance Service Company, L.L.C.	Delaware
Prudential International Investments Advisers, LLC	Delaware
Prudential International Investments Cayman	Cayman Islands
Prudential International Investments Corporation	Delaware
Prudential International Investments, LLC	Delaware
Prudential Investment Management Japan Co., Ltd.	Japan
Prudential Investment Management Services LLC	Delaware
Prudential Investments LLC	New York
Prudential Japan Holdings, LLC	Delaware
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential Legacy Insurance Company of New Jersey	New Jersey
Prudential Life Insurance Company of Taiwan Inc.	Taiwan Province of China
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Company, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
Prudential Mortgage Capital Holdings, LLC	Delaware
Prudential Multifamily Mortgage, LLC	Delaware
Prudential Mutual Fund Services LLC	New York
Prudential Newark Realty, LLC	New Jersey
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey
PRUDENTIAL REAL ESTATE COMPANIES ACCOUNT II LLC	Delaware

Exhibit 21.1

Prudential Real Estate Companies Account Partnership II, LP	Delaware
Prudential Real Estate Companies Fund II (LP) LLC	Delaware
Prudential Real Estate Companies Fund II LLC	Delaware
Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan
Prudential Realty Securities, Inc.	Delaware
Prudential Retirement Financial Services Holding LLC	Delaware
Prudential Retirement Holdings, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
Prudential Retirement Strategic Investments, LLC	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Prudential Seguros Mexico, S.A.	Mexico
Prudential Seguros, S.A.	Argentina
Prudential Servicios, S. de R.L. de C.V.	Mexico
Prudential Structured Settlement Company	Delaware
Prudential Systems Japan, Limited	Japan
Prudential Term Reinsurance Company	Arizona
Prudential Trust Co., Ltd.	Japan
Prudential Trust Company	Pennsylvania
Prudential U.S. Real Estate Debt Fund GP LLC	Delaware
Prudential Universal Reinsurance Company	Arizona
Prudential/TMW Real Estate Group LLC	Delaware
Pruservicos Participacoes Ltda.	Brazil
PSF I Beteiligung GmbH & Co. KG	Germany
Quantitative Management Associates LLC	New Jersey
Quartzsite, LLC	Delaware
Residential Services Corporation of America LLC	Delaware
Rio CP LP	Scotland
Rock City MC, LLC	Delaware
Rock European Real Estate Holdings S.àr.l.	Luxembourg
Rock George V S.à. r.l.	Luxembourg
Rock Global Real Estate LLC	Delaware
Rock Hamburg North S.à r.l.	Luxembourg
Rock Harman House S.a.r.l.	Luxembourg
Rock Kensington Limited	Guernsey
Rock Meguro LLC	Delaware
Rock Oxford S.a r.l.	Luxembourg
Rock Rossmarkt S.ar.l.	Luxembourg
Rock UK Real Estate Holdings S.àr.l.	Luxembourg
Rock UK Real Estate II S.a.r.l.	Luxembourg
Rockstone Co., Ltd.	Japan
Rosado Grande LLC	Delaware
Ross Avenue Energy Fund Holdings, LLC	Delaware
Ross Avenue Minerals 2012, LLC	Delaware
Sanei Collection Service Co., Ltd. (Kabushiki Kaisha Sanei Shuuno Service)	Japan

Exhibit 21.1

Satsuki Co., Ltd. (Kabushiki Kaisha Satsuki)	Japan
SCP Apartments, LLC	Delaware
Securitized Asset Sales, Inc.	Delaware
Senior Housing Partners III, L.L.C.	Delaware
Senior Housing Partners III, L.P.	Delaware
Senior Housing Partners IV L.L.C.	Delaware
Senior Housing Partners V, LLC	Delaware
Senior Housing Partnership Fund IV L.L.C.	Delaware
Senior Housing Partnership Fund V, LLC	Delaware
Senior Housing UK II General Partner Limited	Jersey
SHP IV Carried Interest, LP	Delaware
SHP V Carried Interest, L.P.	Delaware
SMP Holdings, Inc.	Delaware
Sterling Private Placement Management LLP	England & Wales
Stetson Street Partners, L.P.	Delaware
Strand Investments Limited	Cayman Islands
SVIIT Holdings, Inc.	Delaware
TBG Insurance Services Corporation	Delaware
The Gibraltar Life Insurance Co., Ltd.	Japan
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Islands
The Prudential Gibraltar Financial Life Insurance Co., Ltd.	Japan
The Prudential Home Mortgage Company, Inc.	New Jersey
The Prudential Home Mortgage Securities Company, Inc.	Delaware
The Prudential Insurance Company of America	New Jersey
The Prudential Life Insurance Company of Korea, Ltd.	Korea, Republic of
The Prudential Life Insurance Company, Ltd.	Japan
The Prudential Real Estate Financial Services of America, Inc.	California
The Prudential Variable Contract Real Property Partnership	New Jersey
Thurloe Commercial Guernsey Limited	Guernsey
TMW ASPF I Verwaltungs GmbH & Co. KG	Germany
TMW ASPF Management GmbH	Germany
TMW Fonds Verwaltungsgesellschaft mbH	Germany
TMW Management, LLC	Georgia
TMW Real Estate Group, LLC	Delaware
TMW Realty Advisors, LLC	Georgia
TMW USPF III - Verwaltungs - GmbH & Co. KG	Germany
TMW USPF Verwaltungs GmbH	Germany
TRGOAG Company, Inc.	Delaware
U.S. Property Management III, L.P.	Georgia
UBI Pramerica SGR, S.p.A.	Italy
Universal Prudential Arizona Reinsurance Company	Arizona
USPF IV - Verwaltungs - GmbH & Co. KG	Germany
USPF V - Verwaltungs - GmbH & Co. KG	Germany
USPF V Carry LLC	Delaware
USPF V Co-Invest LLC	Delaware

Exhibit 21.1

USPF V Investment LP	Delaware
Vailsburg Fund LLC	Delaware
Vantage Casualty Insurance Company	Indiana
Wabash Avenue Holdings V, LLC	Delaware
Wabash Avenue Partners V, L.P.	Delaware
Yavapai LLC	Delaware